UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    April 24, 2012

FRIENDFINDER NETWORKS INC.
(Exact Name of Registrant as Specified in Its Charter)

NEVADA	001-34622	13-3750988
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

6800 Broken Sound Parkway, Suite 200, Boca Raton, FL		33487
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code  561-912-7000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Employment Agreement – Marc H. Bell

On April 24, 2012, FriendFinder Networks Inc., a Nevada corporation ("FFN" or the "Company") and Marc H. Bell, the Chief Executive Officer and a director of the Company, entered into an amended and restated employment agreement (the "Bell Agreement").  The Bell Agreement provides for a term of employment ending on March 29, 2017 and modifies the duties and responsibilities of Mr. Bell so that Mr. Bell shall serve as Chief Executive Officer through June 30, 2012 and as Chief Strategy Officer and Co-Chairman of the Board commencing on July 1, 2012. In March 2012, the Company agreed as part of the supplemental indentures the Company executed with the Trustee relating to the indentures covering the 14% Senior Secured Notes due 2013 (the "Senior Secured Notes") and 14% Cash Pay Notes due 2013 (the "Cash Pay Notes") to limit the cash compensation of each employee that is an owner or beneficial holder of 5% of the Company's stock to $500,000 per year. This limit on cash compensation applies to Mr. Bell.

Pursuant to the Bell Agreement, Mr. Bell will receive a reduced base salary of $500,000 per year (reduced from $1,000,000 per year), subject to the ability to increase such base salary by up to 10% per year if permitted under the terms of the indentures governing the Senior Secured Notes, the Cash Pay Notes and the 11.5% Convertible Non-Cash Pay Secured Notes due 2014 (the "Non-Cash Pay Notes") (collectively, referred to as the "Indentures"). Additionally, the Bell Agreement provides that Mr. Bell is eligible to receive a performance bonus of up to 100% of base salary in effect on the last day of the fiscal year plus 100% of the dollar value of the quarterly grants of common stock (described below), which bonus will be payable in cash unless not permitted under the Indentures in which case it will be paid in shares of common stock. The Bell Agreement provides for Mr. Bell to be granted 62,500 shares of the Company's common stock on the last day of each calendar quarter beginning with the calendar quarter commencing April 1, 2012, subject to stockholder approval of the Company's 2012 Stock Incentive Plan and any subsequent stockholder approvals that may be required (the "Stockholder Approval"). Mr. Bell will also receive an option to purchase 8,334 shares of the Company's common stock in connection with executing the Bell Agreement and an option to purchase 4,167 shares of the Company's common stock on April 3, 2013 and each anniversary thereafter during the term of the Bell Agreement, subject to availability under the Company's 2008 Stock Option Plan or the Stockholder Approval. In addition, pursuant to the Bell Agreement, Mr. Bell will receive an annual grant of 2,500 shares of restricted stock on May 16, 2012 and on each anniversary of such date during the term of the Bell Agreement and such grants will vest on the third anniversary of the grant date. The Bell Agreement provides the Company a repurchase option so that the Company has the right to repurchase any restricted stock issued less than three years prior to the date of a termination at the fair market value of the restricted stock on the date such restricted stock was issued to Mr. Bell (Mr. Bell's prior agreement provided the Company with a repurchase option at a price of $2.00 per share).

The Bell Agreement provides Mr. Bell with severance benefits in the event of  a termination by the Company without "cause" (as defined in the Bell Agreement which modified the definition in his prior agreement to delete a "conviction of or plea of nolo contendere to a crime" from the definition of "cause"), a termination by Mr. Bell for “good reason” (as defined in the Bell Agreement), or within 12 months following a “change in control” (as defined in the Bell Agreement) in an amount equal to five times Mr. Bell's base salary and five times the value of 250,000 shares of the Company's common stock, 100% of the bonus opportunity actually earned for the fiscal year prior to the year of termination and the same level of health coverage and benefits immediately preceding the termination date. Severance benefits are contingent upon Mr. Bell signing and not revoking a release of claims.  Additionally, Mr. Bell is subject to certain restrictive covenants, including non-competition, non-solicitation and confidentiality provisions.

A copy of the Bell Agreement between the Company and Mr. Bell is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Employment Agreement – Daniel C. Staton

On April 24, 2012, the Company and Daniel C. Staton, the Chairman of the Board of the Company, entered into an amended and restated employment agreement (the "Staton Agreement").  The Staton Agreement provides for a term of employment ending on March 29, 2017 and modifies the duties and responsibilities of Mr. Staton so that Mr. Staton shall serve as Chairman of the Board through June 30, 2012 and Co-Chairman of the Board commencing on July 1, 2012. In March 2012, the Company agreed as part of the supplemental indentures the Company executed with the Trustee relating to the indentures covering the Senior Secured Notes and Cash Pay Notes to limit the cash compensation of each employee that is an owner or beneficial holder of 5% of the Company's stock to $500,000 per year. This limit on cash compensation applies to Mr. Staton.

Pursuant to the Staton Agreement, Mr. Staton will receive a reduced base salary of $500,000 per year (reduced from $1,000,000 per year), subject to the ability to increase such base salary by up to 10% per year if permitted under the terms of the Indentures. Additionally, the Staton Agreement provides that Mr. Staton is eligible to receive a performance bonus of up to 100% of base salary in effect on the last day of the fiscal year plus 100% of the dollar value of the quarterly grants of common stock (described below), which bonus will be payable in cash unless not permitted under the Indentures in which case it will be paid in shares of common stock. The Staton Agreement provides for Mr. Staton to be granted 62,500 shares of the Company's common stock on the last day of each calendar quarter beginning with the calendar quarter commencing April 1, 2012, subject to the Stockholder Approval. Mr. Staton will also receive an option to purchase 8,334 shares of the Company's common stock in connection with executing the Staton Agreement and an option to purchase 4,167 shares of the Company's common stock on April 3, 2013 and each anniversary thereafter during the term of the Staton Agreement, subject to availability under the Company's 2008 Stock Option Plan or the Stockholder Approval.  In addition, pursuant to the Staton Agreement, Mr. Staton will receive an annual grant of 2,500 shares of restricted stock on May 16, 2012 and on each anniversary of such date during the term of the Staton Agreement and such grants will vest on the third anniversary of the grant date.  The Staton Agreement provides the Company a repurchase option so that the Company has the right to repurchase any restricted stock issued less than three years prior to the date of a termination at the fair market value of the restricted stock on the date such restricted stock was issued to Mr. Staton (Mr. Staton's prior agreement provided the Company with a repurchase option at a price of $2.00 per share).

The Staton Agreement provides Mr. Staton with severance benefits in the event of  a termination by the Company without "cause" (as defined in the Staton Agreement which modified the definition in his prior agreement to delete a "conviction of or plea of nolo contendere to a crime" from the definition of "cause"), a termination by Mr. Staton for “good reason” (as defined in the Staton Agreement), or within 12 months following a “change in control” (as defined in the Staton Agreement) in an amount equal to five times Mr. Staton's base salary and five times the value of 250,000 shares of the Company's common stock, 100% of the bonus opportunity actually earned for the fiscal year prior to the year of termination and the same level of health coverage and benefits immediately preceding the termination date. Severance benefits are contingent upon Mr. Staton signing and not revoking a release of claims.  Additionally, Mr. Staton is subject to certain restrictive covenants, including non-competition, non-solicitation and confidentiality provisions.

A copy of the Staton Agreement between the Company and Mr. Staton is filed as Exhibit 10.2 to this Current Report on Form 8-K.

Employment Agreement – Anthony Previte

On April 24, 2012, FFN, Various, Inc., a California corporation ("Various") and wholly-owned subsidiary of FFN (FFN and Various are collectively defined herein as the "Company") and Anthony Previte, the President and Chief Operating Officer of the Company, entered into an amended and restated employment agreement (the "Previte Agreement").  The Previte Agreement provides for a five-year term of employment and modifies the duties and responsibilities of Mr. Previte so that Mr. Previte shall serve as President and Chief Operating Officer through June 30, 2012 and as President and Chief Executive Officer commencing on July 1, 2012, subject to the condition that Mr. Previte perform the duties and responsibilities of President to the satisfaction of the Company's Chief Executive Officer and Chairman of the Board.

Pursuant to the Previte Agreement, Mr. Previte will receive an increased base salary of $800,000 per year through June 30, 2012 (from $600,000 per year) and $900,000 per year thereafter, subject to the Board's ability to increase such base salary from time to time. Additionally, the Previte Agreement provides that Mr. Previte is eligible to receive a performance bonus of up to 100% of base salary, 75% of which will be based on the Compensation Committee's objective evaluation of the Company's performance on goals relating to revenue growth, successful integration of acquisitions, EBITDA growth and margin improvement, which goals shall be provided to Mr. Previte at the beginning of each fiscal year, and 25% of which will be based on the Compensation Committee's subjective evaluation of Mr. Previte's performance. The Previte Agreement provides for Mr. Previte to be granted 500,000 shares of the Company's restricted stock, one-third of which shall vest on each of the three anniversaries of the date of issuing the restricted stock, subject to the Stockholder Approval and other necessary corporate approvals  The Previte Agreement provides Mr. Previte with severance benefits in the event of  a termination by the Company without "cause" (as defined in the Previte Agreement) and a termination by Mr. Previte for “good reason” (as defined in the Previte Agreement) in an amount equal to the base salary owed for the remainder of the term, payment of 100% of the bonus opportunity actually earned for the fiscal year prior to the year of termination and the same level of health coverage and benefits immediately preceding the termination date. In the event of the termination of Mr. Previte for any reason within 12 months following a “change in control” (as defined in the Previte Agreement), Mr. Previte will be entitled to receive five times his base salary, payment of 100% of his bonus opportunity actually earned for the fiscal year prior to the year of termination and the same level of health coverage and benefits immediately preceding the termination date. Severance benefits are contingent upon Mr. Previte signing and not revoking a release of claims.  Additionally, Mr. Previte is subject to certain restrictive covenants, including non-interference with business and confidentiality provisions.

A copy of the Previte Agreement between the Company and Mr. Previte is filed as Exhibit 10.3 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Employment Agreement, dated as of April 24, 2012, between FriendFinder Networks Inc., Various, Inc. and Marc H. Bell.

10.2	Employment Agreement, dated as of April 24, 2012, between FriendFinder Networks Inc., Various, Inc. and Daniel C. Staton.

10.3	Employment Agreement, dated as of April 24, 2012, between FriendFinder Networks Inc., Various, Inc. and Anthony Previte.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRIENDFINDER NETWORKS INC.

April 26, 2012	By:	/s/ Ezra Shashoua
Ezra Shashoua Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	Employment Agreement, dated as of April 24, 2012, between FriendFinder Networks Inc., Various, Inc. and Marc H. Bell.

10.2	Employment Agreement, dated as of April 24, 2012, between FriendFinder Networks Inc., Various, Inc. and Daniel C. Staton.

10.3	Employment Agreement, dated as of April 24, 2012, between FriendFinder Networks Inc., Various, Inc. and Anthony Previte.